UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23630

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Cliffwater Enhanced Lending Fund
(Exact name of registrant as specified in charter)

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c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
Registrant’s telephone number, including area code: (414) 299-2000

Terrance P. Gallagher
235 West Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

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Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1.       Report to Shareholders

CLIFFWATER ENHANCED LENDING FUND

Annual Report

For the Year Ended March 31, 2023

Cliffwater Enhanced Lending Fund
Table of Contents For the Year Ended March 31, 2023

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.cliffwaterfunds.com

Cliffwater Enhanced Lending Fund
Letter to Shareholders March 31, 2023 (Unaudited)

To our shareholders:

The Cliffwater Enhanced Lending Fund (“the Fund”) recently completed its first seven quarters of operations, and we want to thank you for the trust you have placed in us.

Performance has been consistently strong relative to the Fund’s objective. The Cliffwater Enhanced Lending Fund produced a net 12.46% return from its July 1, 2021 inception, through March 31, 2023. This compares to a 2.46% return for the Morningstar LSTA Leveraged Loan Index. The Fund also reported relatively consistent monthly returns. Its annualized standard deviation measured 1.22% for the same period.

The Fund experienced strong investor inflows over the last year, with net-asset-value growing from $0.5 billion on March 31, 2022 to $1.5 billion on March 31, 2023. This asset growth has been supported by significant investment in personnel and technology to grow our platform, and the onboarding of additional strategic lending partners to access high quality private debt. Factors materially affecting the Fund’s performance during the most recently completed fiscal year include a high current cash yield and accretive discounted secondary transactions.

We remain confident in the Fund’s continued performance despite the uncertain economic environments brought by inflation and rising interest rates. We believe that the Fund’s 10.0% distribution rate remains attractive and the floating-rate nature of the majority of our loans should react favorably in a rising interest rate environment.

We again sincerely thank you for your support.

Regards,

Stephen L. Nesbitt

Chief Investment Officer

Cliffwater LLC

The performance data shown represents past performance which does not guarantee future results. It is net of all fees. Current performance may be lower or higher than the performance quoted. All performance shown assumes reinvestment of dividends.

Cliffwater Enhanced Lending Fund
Letter to Shareholders March 31, 2023 (Unaudited) (Continued)

Important Disclosures

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Shares are an illiquid investment.

We do not intend to list the Fund’s shares (“Shares”) on any securities exchange and we do not expect a secondary market in the Shares to develop.

You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

Although we are required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

You should consider that you may not have access to the money you invest for an indefinite period of time.

An investment in the Shares is not suitable for you if you have foreseeable need to access the money you invest.

Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

The Fund is a non-diversified management investment company and may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. One of the fundamental risks associated with the Fund’s investments is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Cliffwater Enhanced Lending Fund
Fund Performance March 31, 2023 (Unaudited)

This graph compares a hypothetical $10,000,000 investment in the Fund’s Class I Shares with a similar investment in the Morningstar LSTA US Leveraged Loans Index (previously named S&P LSTA US Leveraged Loans Index). The index does not serve as a benchmark for the Fund and is shown for illustrative purposes only. The Fund does not have a designated performance benchmark. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

The Morningstar LSTA US Leveraged Loans Index is designed to deliver comprehensive, precise coverage of the US leveraged loan market. The Morningstar LSTA US Leveraged Loans Index is a market value weighted index tracking institutional leveraged loans in the United States based upon market weightings, spreads and interest payment, including Term Loan A, Term Loan B and Second Lien tranches. The Morningstar LSTA US Leveraged Loans Index is unmanaged and it is not available for investment.

Average Annual Total Returns as of March 31, 2023	1 Year	Since Inception
Cliffwater Enhanced Lending Fund (Inception Date July 1, 2021)	10.48%	12.46%
Morningstar LSTA US Leveraged Loans Index	2.54%	2.46%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (888) 442-4420.

The Investment Manager had contractually agreed to waive its entire management fee (the “Waiver”) with respect to the Fund and voluntarily reimbursed expenses so that the total annual expenses did not exceed 0.50% (the “Reimbursement”), both through July 31, 2022. The performance quoted above reflects the Waiver and Reimbursement in effect through July 31, 2022 and would have been lower in their absence.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Cliffwater Enhanced Lending Fund
Report of Independent Registered Public Accounting Firm March 31, 2023

To the Shareholders and Board of Trustees of

Cliffwater Enhanced Lending Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments and forward foreign currency exchange contracts, of Cliffwater Enhanced Lending Fund (the “Fund”) as of March 31, 2023, the related consolidated statements of operations and cash flows for the year the ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended March 31, 2023 and for the period from July 1, 2021 (commencement of operations) to March 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers, agent banks, and underlying fund administrators or managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Cliffwater LLC since 2019.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

June 7, 2023

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2023
Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES — 80.8%
	INVESTMENT PARTNERSHIPS — 74.0%
N/A	AG Essential Housing Fund II Holdings (DE), L.P1,2.	$4,988,163
N/A	Ares Commercial Finance LP1,2	17,838,642
N/A	Ares Priority Loan Co-Invest LP1,2	24,854,411
N/A	Ares Private Credit Solutions (Cayman), L.P1,2.	26,130,671
N/A	Ares Special Opportunities Fund II, L.P1,2.	10,244,399
N/A	Atalaya A4 (Cayman) LP1,2	29,376,057
N/A	Atalaya Asset Income Fund Evergreen LP1,2	10,473,961
N/A	Banner Ridge DSCO Fund II (Offshore), LP1,2	365,812
N/A	Banner Ridge Secondary Fund IV (Offshore), LP 1,2	7,748,225
N/A	Benefit Street Partners Real Estate Opportunistic Debt Fund L.P.[1,2]	49,286,204
N/A	Burford Advantage Feeder Fund A LP1,2	6,839,314
N/A	Callodine Perpetual ABL Fund, LP1,2	85,686,769
N/A	Carlyle Credit Opportunities Fund (Parallel) II, SCSp[1,2]	8,972,372
N/A	Comvest Special Opportunities Fund, L.P.[2]	9,948,246
N/A	Contingency Capital Fund I-A LP1,2	27,360,245
N/A	Crestline Specialty Lending III (US), L.P.[1,2]	12,547,882
N/A	D.E. Shaw Diopter International Fund, L.P.[2]	35,372,172
N/A	Everberg Capital Partners II, L.P.[1,2]	15,810,924
N/A	Felicitas Secondary Fund II Offshore, LP1,2	11,841,987
N/A	Felicitas Tactical Opportunities Fund, LP1,2	47,925,423
N/A	Harvest Partners Structured Capital Fund III (Parallel), L.P.[1,2]	9,230,896
N/A	Hayfin Healthcare Opportunities Fund (US Parallel) LP1,2	8,895,862
N/A	Hercules Private Global Venture Growth Fund I L.P.[1,2]	112,927,726
N/A	HPS Specialty Loan Fund V-L, L.P.[1,2]	18,609,924
N/A	King Street Opportunistic Credit Evergreen Fund, L.P.[1,2]	35,070,000
N/A	Linden Structured Capital Fund-A LP1,2	22,455,341
N/A	NB Credit Opportunities II Cayman Feeder LP1,2	14,530,514
N/A	Oak Street Real Estate Capital Fund VI, LP1,2	2,584,911
N/A	OrbiMed RCO IV Offshore Feeder, LP1,2	4,878,990
N/A	Owl Rock First Lien Fund (Offshore), L.P.[1,2]	4,462,366
N/A	Pathlight Capital Evergreen Fund LP1,2	19,670,301
N/A	Pathlight Capital Fund II LP1,2	34,324,165
N/A	Pennybacker Real Estate Credit II Pacific, LLC[1,2]	2,944,426
N/A	Pennybacker Real Estate Credit II, LP1,2	17,900,483
N/A	Raven Asset-Based Credit (Onshore) Fund II LP1,2	19,451,135
N/A	Raven Evergreen Credit Fund II, LP1,2	78,459,003
N/A	Shamrock Capital Debt Opportunities Fund I, L.P.[2]	4,334,939
N/A	Silver Point Specialty Credit Fund II, L.P.[1,2]	27,587,840
N/A	Sixth Street Growth Partners II (B), L.P.[1,2]	1,295,349
N/A	Sky Fund V Offshore, LP1,2	33,349,787
N/A	Summit Partners Credit Offshore Fund II, L.P.[2]	7,956,376
N/A	Thompson Rivers LLC[1,2]	1,437,490

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2023 (Continued)
Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES (Continued)
	INVESTMENT PARTNERSHIPS (Continued)
N/A	Thorofare Asset Based Lending Fund V, L.P.[1,2]	$30,769,229
N/A	Tinicum L.P.[2]	13,278,589
N/A	Tinicum Tax Exempt L.P.[2]	5,749,429
N/A	Vista Capital Solutions Fund-A, L.P.[1,2]	86,389
N/A	VPC Asset Backed Opportunistic Credit Fund (Levered), L.P.[1,2]	51,247,137
N/A	VPC Legal Finance Fund, L.P.[1,2]	57,245,920
N/A	Waccamaw River LLC[2]	9,962,619
		1,094,309,015
	NON-LISTED BUSINESS DEVELOPMENT COMPANIES — 3.4%
273,527	Franklin BSP Lending Corporation[1,2]	1,992,901
683,646	Owl Rock Technology Finance Corp.[1,2]	11,416,462
423,461	Owl Rock Technology Finance Corp. II1,2	6,121,100
1,580,637	Redwood Enhanced Income Corp.[1,2]	22,517,288
N/A	Stellus Private Credit BDC Feeder LP1,2	6,717,802
		48,765,553
	PRIVATE EQUITY — 0.1%
1	Owl Rock Technology Holdings II, LLC Class A1,3	1,064,010
N/A	Stellus Private BDC Advisor, LLC[3]	500,518
		1,564,528

	SPECIAL PURPOSE VEHICLE FOR COMMON AND PREFERRED EQUITY — 0.2%
N/A	Felicitas Diner Offshore, LP1,2	2,621,130

	SPECIAL PURPOSE VEHICLE FOR COMMON EQUITY — 0.8%
N/A	Marilyn Co-Invest, L.P.[1,2]	11,813,774

	SPECIAL PURPOSE VEHICLE FOR CONSUMER CREDIT — 0.1%
N/A	Atalaya Digithouse Opportunity Fund LLC[1,2]	2,160,940

	SPECIAL PURPOSE VEHICLE FOR PREFERRED EQUITY — 1.1%
N/A	CCOF Sierra II, L.P.[1,2]	4,182,144
N/A	Chilly HP SCF Investor, LP1,2	3,164,355
N/A	HPS Mint Co-Invest, L.P.[2]	6,417,869
N/A	Minerva Co-Invest, L.P.[2]	2,932,104
		16,696,472
	SPECIAL PURPOSE VEHICLE FOR REAL ESTATE LOANS — 0.2%
N/A	Sculptor Real Estate Science Park Fund LP1,2	2,267,072

	SPECIAL PURPOSE VEHICLE FOR SENIOR SECURED BONDS — 0.9%
N/A	17Capital Co-Invest (B) SCSp[2]	5,136,578
N/A	SB DOF Speedway, LLC[2]	8,321,915
		13,458,493
	TOTAL PRIVATE INVESTMENT VEHICLES
	(Cost $1,130,060,494)	1,193,656,977

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2023 (Continued)
Principal Amount		Value
	SENIOR SECURED LOANS — 11.2%
	CONSUMER DISCRETIONARY — 1.0%
$985,000	Gateway Casinos & Entertainment Limited First Lien Term Loan, 12.803% (LIBOR+800 basis points), 10/22/2027[3,4]	$970,214
3,000,000	Harbor Purchaser, Inc. First Lien Term Loan, 13.307% (SOFR+850 basis points), 4/7/2030[3,4,5]	2,910,424
4,735,999	Hudson’s Bay Company First Lien Term Loan, 12.296% (LIBOR+733 basis points), 9/30/2026[1,3,4,5]	4,671,675
EUR 1,730,769	NKD Group GmbH First Lien Term Loan, 11.015% (EURIBOR+800 basis points), 3/23/2026[3,4]	1,846,443
4,091,912	Penney Borrower LLC First Lien Term Loan, 11.805% (LIBOR+714 basis points), 12/16/2026[1,3,4,5]	4,063,760
		14,462,516
	ENERGY — 0.2%
	Service Compression, LLC
281,054	Delayed Draw, 0.500%, 5/6/2027[1,3,5,7]	267,999
454,932	Delayed Draw, 14.907% PIK (SOFR+1,000 basis points), 5/6/2027[1,3,4,5,6]	433,799
2,308,717	First Lien Term Loan, 14.907% PIK (SOFR+1,000 basis points), 5/6/2027[1,3,4,5,6]	2,201,473
		2,903,271
	FINANCIALS — 1.6%
3,565,826	Cresset Asset Management, LLC First Lien Term Loan, 12.398% PIK (SOFR+700 basis points), 4/20/2025[3,4,6]	3,526,506
2,992,481	Eisner Advisory Group LLC First Lien Term Loan, 9.982% (SOFR+525 basis points), 2/22/2030[3,4]	2,877,251
3,963,815	Elevate Credit, Inc. Second Lien Term Loan, 13.791% (Base Rate+800 basis points), 1/1/2024[1,3,4,5]	3,963,815
	Foundation Risk Partners, Corp.
2,727,273	First Lien Term Loan, 11.748% (SOFR+675 basis points), 10/29/2028[3,4]	2,640,133
1,272,727	Delayed Draw, 12.105% (SOFR+675 basis points), 10/29/2028[3,4,7]	1,251,115
	Kensington Private Equity Fund
3,200,000	Second Lien Term Loan, 11.900% Cash+PIK (SOFR+700 basis points), 3/28/2026[3,4,5,6]	3,157,157
3,200,000	Delayed Draw, 1.50%, 3/28/2026[3,4,5,7]	3,157,157
809,927	Pennybacker Real Estate Credit II Pacific, LLC Promissory note, 11.590%, 5/10/2031[1,3]	809,927
2,830,439	Retail Services Corporation First Lien Term Loan, 12.909% (LIBOR+775 basis points), 5/20/2025[3,4]	2,739,617
		24,122,678
	HEALTH CARE — 2.4%
	ADMA Biologics, Inc.
714,286	Delayed Draw, 1.500%, 3/23/2027[3,5,7]	712,216
4,449,363	First Lien Term Loan, 14.407% PIK (SOFR+950 basis points), 3/23/2027[3,4,5,6]	4,436,469
	Alcami Corporation
508,806	Revolver, 0.500%, 12/21/2028[3,7]	491,825
318,004	Delayed Draw, 1.000%, 12/21/2028[3,7]	307,391
3,806,507	First Lien Term Loan, 11.907% (SOFR+710 basis points), 12/21/2028[3,4]	3,679,465

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2023 (Continued)
Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	HEALTH CARE (Continued)
EUR 3,719,000	Cheplapharm Arzneimittel GmbH First Lien Term Loan, 12.000%, 8/31/2029[3]	$4,033,185
	Helium Acquirer Corporation
$234,552	Revolver, 0.500%, 1/5/2029[3,7]	227,800
586,380	Delayed Draw, 1.000%, 1/5/2029[3,7]	578,306
1,929,680	First Lien Term Loan, 11.998% (SOFR+710 basis points), 1/5/2029[3,4]	1,874,128
58,638	Revolver, 11.999% (SOFR+710 basis points), 1/5/2029[3,4]	56,950
	Orthodontic Partners, LLC
3,569,589	Delayed Draw, 1.000%, 10/12/2027[3,7]	3,525,585
2,430,411	First Lien Term Loan, 11.125% (SOFR+625 basis points), 10/12/2027[3,4]	2,376,203
	United Digestive MSO Parent, LLC
297,500	Revolver, 0.500% (SOFR+0 basis points), 3/30/2029[3,7]	288,575
595,000	Delayed Draw, 1.000% (SOFR+0 basis points), 3/30/2029[3,7]	586,075
2,260,000	First Lien Term Loan, 11.641% (SOFR+675 basis points), 3/30/2029[3,4]	2,192,200
	Vardiman Black Holdings, LLC
2,710,873	Delayed Draw, 11.765% (SOFR+700 basis points), 3/18/2027[3,4]	2,667,728
2,250,000	First Lien Term Loan, 11.765% (SOFR+700 basis points), 3/18/2027[3,4]	2,214,190
	Xeris Pharmaceuticals, Inc.
1,666,667	Delayed Draw, 14.160% (SOFR+900 basis points), 3/8/2027[3,4,5]	1,644,682
3,333,333	First Lien Term Loan, 14.160% (SOFR+900 basis points), 3/8/2027[1,3,4,5]	3,289,364
		35,182,337
	INDUSTRIALS — 2.6%
3,004,697	Apex Service Partners, LLC First Lien Term Loan, 12.500% PIK, 7/31/2025[3,4,6]	2,889,806
	Cobham Holdings, Inc.
468,750	Revolver, 0.500%, 1/9/2028[3,7]	454,745
4,531,250	First Lien Term Loan, 11.648% (SOFR+675 basis points), 1/9/2030[3,4]	4,391,256
5,800,000	Florida Marine, LLC. First Lien Term Loan, 13.358% (SOFR+850 basis points), 3/17/2028[3,4]	5,643,078
	Groundworks, LLC
277,179	Revolver, 0.500%, 3/14/2029[3,7]	269,153
866,184	Delayed Draw, 1.000%, 3/14/2030[3,7]	852,923
4,746,689	First Lien Term Loan, 11.360% (SOFR+650 basis points), 3/14/2030[3,4]	4,602,838
7,000,000	iCIMS, Inc. First Lien Term Loan, 12.054% (SOFR+725 basis points), 8/18/2028[3,4]	6,890,132
4,975,000	P20 Parent, Inc. First Lien Term Loan, 12.398% (SOFR+750 basis points), 7/12/2028[3,4]	4,888,658
3,975,000	Panda Acquisition LLC First Lien Term Loan, 10.982% (SOFR+625 basis points), 10/18/2028[3,4]	3,254,890
4,000,000	The Arcticom Group, LLC Delayed Draw, 11.933% (SOFR+600 basis points), 12/22/2027[3,4]	3,880,101
		38,017,580

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2023 (Continued)
Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	MATERIALS — 0.3%
$1,733,635	North Haven Goldfinch Topco, LLC First Lien Term Loan, 15.480% (LIBOR+1,075 basis points), 9/17/2024[1,3,4]	$1,688,657
	SureWerx Purchaser III, Inc.
256,250	Revolver, 0.500%, 12/28/2028[3,7]	249,008
468,750	Delayed Draw, 1.000%, 12/28/2029[3,7]	460,199
2,281,250	First Lien Term Loan, 11.649% (SOFR+675 basis points), 12/28/2029[3,4]	2,216,780
		4,614,644
	REAL ESTATE — 0.6%
	Lexington Hotel Owner, LLC
981,379	Delayed Draw, 1.000%,[3,7]	969,112
397,931	Delayed Draw, 11.412% (SOFR+1,050 basis points), 7/1/2024[3,4]	392,957
8,620,690	First Lien Term Loan, 15.162% (SOFR+1,050 basis points), 7/1/2024[3,4]	8,512,931
		9,875,000
	TECHNOLOGY — 2.5%
2,252,507	Afiniti, Inc. First Lien Term Loan, 11.750% PIK, 6/13/2024[1,3,4,5,6]	2,177,149
	ASG II, LLC
278,609	Delayed Draw, 1.000%, 5/25/2028[3,7]	275,520
112,696	Delayed Draw, 11.076% (SOFR+625 basis points), 5/25/2028[3,4]	111,446
2,608,696	First Lien Term Loan, 11.076% (SOFR+625 basis points), 5/25/2028[3,4]	2,556,251
	AVALARA, Inc.
272,727	Revolver, 0.500%, 10/19/2028[3,7]	266,444
2,727,273	First Lien Term Loan, 12.148% (SOFR+725 basis points), 10/19/2028[3,4]	2,664,442
	Coupa Holdings,LLC
295,276	Revolver, 0.500%, 2/27/2029[3,7]	287,327
385,633	Delayed Draw, 1.000%, 2/27/2030[3,7]	380,063
4,319,091	First Lien Term Loan, 12.292% (SOFR+750 basis points), 2/27/2030[3,4]	4,202,820
	Disco Parent, LLC
113,619	Revolver, 0.500%, 3/30/2029[3,7]	110,779
1,136,194	First Lien Term Loan, 12.391% (SOFR+750 basis points), 3/30/2029[3,4]	1,107,790
4,987,500	Infinite Bidco LLC First Lien Term Loan, 10.916% (SOFR+625 basis points), 3/2/2028[3,4]	4,828,753
	Oranje Holdco, Inc.
592,667	Revolver, 0.500%, 2/1/2029[3,7]	576,797
4,741,333	First Lien Term Loan, 12.432% (SOFR+775 basis points), 2/1/2029[3,4]	4,614,375
2,000,000	Polaris Newco, LLC Second Lien Term Loan, 12.954% (LIBOR+800 basis points), 6/4/2029[3,4]	2,003,975
5,000,000	User Zoom Technologies, Inc First Lien Term Loan, 11.635% (SOFR+750 basis points), 4/5/2029[3,4]	4,845,524
6,000,000	Xactly Corporation First Lien Term Loan, 11.934% (SOFR+725 basis points), 2/3/2031[3,4]	5,895,369
		36,904,824
	TOTAL SENIOR SECURED LOANS
	(Cost $166,401,368)	166,082,850

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2023 (Continued)
Number of Shares		Value
	PREFERRED STOCKS — 2.0%
	HEALTH CARE — 0.4%
3,260	nThrive, Inc., Series A-2 Preferred, 11.000% PIK[1,3,6]	$3,203,965
2,500	Propharma, LLC Jayhawk Intermediate LLC, Series B Preferred, 13.000% PIK[3,6,8]	2,528,463
		5,732,428
	INDUSTRIALS — 0.8%
875	Atomic Transport, LLC Atomic Blocker, LLC, Class A-2 Preferred, 13.560% PIK[1,3,6,9]	904,225
2,500	Atomic Transport, LLC Atomic Blocker, LLC, Class A Preferred, 8.500% PIK[1,3,6,9]	2,395,842
3,750,000	FSG Acquisition, LLC, - Senior Preferred, 12.250% PIK[3,6]	3,762,832
108,305	Pollen, Inc. Series H1 Preferred, 6.560%[1,3]	3,215,177
64,983	Pollen, Inc. Series H2 Preferred, 6.040%[1,3]	1,784,772
		12,062,848
	TECHNOLOGY — 0.8%
5,000	GS Holder, Inc. Preferred, 16.320% PIK[1,3,6]	4,850,000
3,500	Mandolin Technology Holdings, Inc. - Series A Preferred, 10.500% PIK[1,3,6]	3,432,394
3,000	Riskonnect Parent, LLC - Series B Preferred, 12.607% PIK[3,6]	2,940,000
		11,222,394
	TOTAL PREFERRED STOCKS
	(Cost $28,284,988)	29,017,670
Principal Amount
	COLLATERALIZED LOAN OBLIGATIONS — 0.9%
$7,500,000	ABPCI Direct Lending Fund CLO XII Ltd. 14.478% (SOFR+968 basis points), 4/29/2035[3,4,10,11]	7,200,000
	Barings Middle Market CLO Ltd. 2017-I
2,000,000	13.468% (LIBOR+866 basis points), 1/20/2034[3,4,10,11]	1,803,403
2,905,983	21.500%, 1/20/2034,*[3,10,11,12]	2,204,500
2,500,000	TCP Whitney CLO Ltd. 13.075% (LIBOR+816 basis points), 8/20/2033[1,4,10,11]	2,296,170
	TOTAL COLLATERALIZED LOAN OBLIGATIONS
	(Cost $14,032,111)	13,504,073

	SUBORDINATED DEBT — 0.1%
	FINANCIALS — 0.1%
2,000,000	OTR Midco, LLC, 12.000%, 5/12/2026[1,3]	1,988,411
	TOTAL SUBORDINATED DEBT
	(Cost $2,000,000)	1,988,411

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2023 (Continued)
Number of Shares		Value
	COMMON STOCKS — 0.1%
	FINANCIALS — 0.0%
103,726	Barings BDC, Inc.[1]	$823,584

	INDUSTRIALS — 0.1%
2,188	Atomic Transport, LLC Atomic Blocker, LLC, Class W Common[1,3,9]	968,234
	TOTAL COMMON STOCKS
	(Cost $1,734,378)	1,791,818

	WARRANTS — 0.1%
	ENERGY — 0.0%
N/A	Service Compression, LLC - Series A-17 Warrants[1,3]	74,696

	HEALTH CARE — 0.1%
260,087**	ADMA Biologics, Inc.[3]
	Exercise Price: $1.6478
	Expiration Date: 3/23/2029	634,425
43,860**	Xeris Biopharma Holdings, Inc.[3]
	Exercise Price: $2.28
	Expiration Date: 3/8/2029	53,574
		687,999
	TECHNOLOGY — 0.0%
3,246**	Afiniti, Inc. (via a participation with VHG Investment Fund I, L.P.)[1,3,5]	159,752
	TOTAL WARRANTS
	(Cost $172,839)	922,447

	SHORT-TERM INVESTMENTS — 4.9%
72,945,329	State Street Institutional U.S. Government Money Market Fund, 4.64%[1,13]	72,945,329
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $72,945,329)	72,945,329
	TOTAL INVESTMENTS — 100.1%
	(Cost $1,415,631,507)	1,479,909,575
	Liabilities Less Other Assets — (-0.1)%	(1,897,181)
	NET ASSETS — 100.0%	$1,478,012,394

BDC – Business Development Company

EUR – Euro

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2023 (Continued)

LP – Limited Partnership

SOFR – Secured Overnight Financing Rate

US – United States

*      Subordinated note position. Rate shown is the effective yield as of period end.

**    Shares represent underlying security.

1          As of March 31, 2023 all or a portion of the security has been pledged as collateral for a secured revolving facility. The market value of the securities in the pledged account totaled $1,147,929,998 as of March 31, 2023. See Note 2, subsection Borrowing, Use of Leverage of the Notes to Consolidated Financial Statements for additional information.

2          Investment valued using net asset value per share as practical expedient. See Note 12 for respective investment categories, unfunded commitments, and redemptive restrictions.

3          Value was determined using significant unobservable inputs.

4          Floating rate security. Rate shown is the rate effective as of period end.

5          This investment was made through a participation. Please see Note 2 for a description of loan participations.

6          Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any.

7          Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. See Note 2 for additional information.

8          Jayhawk Intermediate, LLC is the holding company that owns ProPharma Group, LLC.

9          Atomic Blocker, LLC holds Class A Preferred Units and Class W Common Units in Atomic Holdings, LLC, which is the holding company that owns Atomic Transport, LLC.

10        Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted. They may only be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $13,504,073, which represents 0.9% of total net assets of the Fund.

11        Callable.

12        Variable rate security. Rate shown is the rate in effect as of period end.

13        The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2023 (Continued)

Additional information on restricted securities is as follows:

Security	First Acquisition Date	Cost
17Capital Co-Invest (B) SCSp	9/23/2021	$5,454,505
AG Essential Housing Fund II Holdings (DE), L.P.	3/23/2022	4,500,000
Ares Commercial Finance LP	6/30/2021	15,404,552
Ares Priority Loan Co-Invest LP	1/25/2023	24,500,000
Ares Private Credit Solutions (Cayman), L.P.	12/29/2022	22,132,916
Ares Special Opportunities Fund II, L.P.	11/7/2022	11,098,556
Atalaya A4 (Cayman) LP	8/2/2021	30,304,001
Atalaya Asset Income Fund Evergreen LP	2/28/2022	10,794,653
Atalaya Digithouse Opportunity Fund LLC	12/14/2021	1,470,438
Banner Ridge DSCO Fund II (Offshore), LP	10/11/2022	—
Banner Ridge Secondary Fund IV (Offshore), LP	6/30/2021	4,494,868
Benefit Street Partners Real Estate Opportunistic Debt Fund L.P.	3/2/2022	43,122,177
Burford Advantage Feeder Fund A LP	1/28/2022	6,806,428
Callodine Perpetual ABL Fund, LP	10/3/2022	85,807,692
Carlyle Credit Opportunities Fund (Parallel) II, SCSp	12/14/2021	8,676,335
CCOF Sierra II, L.P.	7/29/2022	3,900,000
Chilly HP SCF Investor, LP	2/9/2022	2,970,297
Comvest Special Opportunities Fund, L.P.	2/3/2022	8,631,420
Contingency Capital Fund I-A LP	11/28/2022	24,661,015
Crestline Specialty Lending III (U.S.), L.P.	8/30/2021	12,205,206
D.E. Shaw Diopter International Fund, L.P.	10/20/2022	39,880,284
Everberg Capital Partners II, L.P.	10/11/2021	15,220,595
Felicitas Diner Offshore, LP	12/28/2022	2,625,575
Felicitas Secondary Fund II Offshore, LP	9/10/2021	8,655,420
Felicitas Tactical Opportunities Fund, LP	10/26/2022	39,700,000
Franklin BSP Lending Corporation	11/30/2021	1,795,011
Harvest Partners Structured Capital Fund III (Parallel), L.P.	9/22/2021	8,399,348
Hayfin Healthcare Opportunities Fund (US Parallel) LP	6/29/2022	7,440,418
Hercules Private Global Venture Growth Fund I L.P.	8/6/2021	111,074,216
HPS Mint Co-Invest, L.P.	5/25/2022	6,283,492
HPS Specialty Loan V-L, L.P.	7/30/2021	18,651,252
King Street Opportunistic Credit Evergreen Fund, L.P.	1/31/2023	35,000,000
Linden Structured Capital Fund-A LP	6/30/2021	18,211,962

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2023 (Continued)
Security	First Acquisition Date	Cost
Marilyn Co-Invest, L.P.	1/14/2022	$10,033,141
Minerva Co-Invest L.P.	2/11/2022	2,944,004
NB Credit Opportunities II Cayman Feeder LP	8/31/2022	12,404,442
Oak Street Real Estate Capital Fund VI, LP	1/31/2023	2,601,299
OrbiMed RCO IV Offshore Feeder, LP	12/30/2022	5,016,840
Owl Rock First Lien Fund (Offshore), L.P.	7/1/2022	3,853,056
Owl Rock Technology Finance Corp.	6/29/2022	10,332,953
Owl Rock Technology Finance Corp. II	12/30/2021	6,096,481
Pathlight Capital Fund II LP	6/30/2021	33,261,099
Pathlight Capital Evergreen Fund LP	12/30/2022	21,659,905
Pennybacker Real Estate Credit II, LP	5/6/2022	18,149,241
Pennybacker Real Estate Credit II Pacific, LLC	5/6/2022	2,467,491
Raven Asset-Based Credit (Onshore) Fund II LP	9/21/2021	18,009,990
Raven Evergreen Credit Fund II, LP	4/22/2022	72,229,965
Redwood Enhanced Income Corp.	6/30/2022	22,784,763
SB DOF Speedway, LLC	3/31/2023	8,321,915
Sculptor Real Estate Science Park Fund LP	5/4/2022	2,260,958
Shamrock Capital Debt Opportunities I, L.P.	7/28/2021	4,363,540
Silver Point Specialty Credit Fund II, L.P.	6/30/2021	28,732,597
Sixth Street Growth Partners II (B), L.P.	8/1/2022	1,384,132
Sky Fund V Offshore, LP	11/30/2022	28,999,269
Stellus Private Credit BDC Feeder LP	1/31/2022	6,843,871
Summit Partners Credit Offshore Fund II, L.P.	3/31/2022	6,932,336
Thompson Rivers LLC	6/30/2021	2,282,127
Thorofare Asset Based Lending Fund V, L.P.	7/29/2022	30,000,000
Tinicum L.P.	3/31/2023	8,331,376
Tinicum Tax Exempt L.P.	3/31/2023	3,804,941
Vista Capital Solutions Fund-A, L.P.	3/24/2023	—
VPC Asset Backed Opportunistic Credit Fund (Levered), L.P.	12/22/2021	49,018,586
VPC Legal Finance Fund, L.P.	9/29/2022	55,729,154
Waccamaw River LLC	8/4/2021	11,258,740
Total		$1,129,980,844
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Forward Foreign Currency Exchange Contracts As of March 31, 2023

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Sold	Counterparty	Currency Purchased	Settlement Date	Currency Amount Sold	Value at Opening Date of Contract	Value at March 31, 2023	Unrealized Appreciation (Depreciation)
Euro	State Street	USD	April 28, 2023	(1,718,203)	$(1,875,312)	$(1,866,305)	$9,007
Euro	State Street	USD	May 02, 2023	(3,825,611)	(4,203,753)	(4,156,592)	47,161
Euro	State Street	USD	June 30, 2023	(5,386,243)	(5,899,617)	(5,868,822)	30,795
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(11,978,682)	$(11,891,719)	$86,963

USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Summary of Investments As of March 31, 2023 (Unaudited)
Security Type/Sector	Percent of Total Net Assets
Private Investment Vehicles	80.8%
Senior Secured Loans
Industrials	2.6%
Technology	2.5%
Health Care	2.4%
Financials	1.6%
Consumer Discretionary	1.0%
Real Estate	0.6%
Materials	0.3%
Energy	0.2%
Total Senior Secured Loans	11.2%
Preferred Stocks
Industrials	0.8%
Technology	0.8%
Health Care	0.4%
Total Preferred Stocks	2.0%
Collateralized Loan Obligations	0.9%
Subordinated Debt
Financials	0.1%
Common Stocks
Industrials	0.1%
Financials	0.0%
Total Common Stocks	0.1%
Warrants
Health Care	0.1%
Technology	0.0%
Energy	0.0%
Total Warrants	0.1%
Short-Term Investments	4.9%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Assets and Liabilities As of March 31, 2023
Assets:
Investments, at value (cost $1,415,631,507)	$1,479,909,575
Unrealized appreciation on forward foreign currency exchange contracts	86,963
Cash	3,323,237
Advanced contribution	8,613,600
Receivables:
Investment securities sold	616,368
Fund shares sold	2,543,920
Dividends and interest	14,991,008
Prepaid expenses	237,110
Prepaid commitment fees on secured revolving credit facility	2,617,142
Total assets	1,512,938,923

Liabilities:
Payables:
Secured revolving credit facility (Note 2)	15,000,000
Unfunded loan commitments (Note 2)	16,834,921
Investment securities purchased	98,849
Deferred tax liability	1,483,796
Fund accounting and administration fees	225,005
Investment Management fees	189,886
Custody fees	167,343
Audit fees	120,335
Legal fees	92,799
Interest on secured revolving credit facility	92,540
Transfer Agency fees and expenses	36,994
Chief Compliance Officer fees	3,108
Trustees’ fees and expenses	1,270
Other accrued expenses	579,683
Total liabilities	34,926,529

Net Assets	$1,478,012,394

Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$1,415,908,613
Total distributable earnings	62,103,781
Net Assets	$1,478,012,394

Class I Shares:
Net assets applicable to shares outstanding	$1,478,012,394
Shares of beneficial interest issued and outstanding	136,178,510
Net asset value, offering, and redemption price per share	$10.85

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Operations For the Year Ended March 31, 2023
Investment Income:
Distributions from private investment vehicles	$51,673,168
Interest (net of withholding taxes of $192,842)	13,215,131
Dividends	2,343,635
Total investment income	67,231,934

Expenses:
Investment management fees	8,929,510
Equalization interest on private investment vehicles (Note 2)	3,501,123
Interest on secured revolving credit facility	2,591,733
Fund accounting and administration fees	1,014,149
Legal fees	288,632
Commitment fees on secured revolving credit facility	184,434
Transfer agent fees and expenses	183,932
Custody fees	170,319
Trustees’ fees and expenses	149,420
Audit fees	139,177
Registration fees	112,027
Organization costs	96,720
Shareholder reporting fees	71,818
Insurance fees	59,382
Chief Compliance Officer fees	48,506
Offering costs	34,455
Miscellaneous expenses	574,941
Total fees and expenses	18,150,278
Less fees and expenses waived by Investment Manager	(1,952,667)
Net expenses	16,197,611
Net investment income	51,034,323

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	79,900
Forward foreign currency exchange contracts	112,348
Foreign currency transactions	42,813
Net realized gain	235,061
Net change in unrealized appreciation/depreciation on:
Investments	40,140,854
Forward foreign currency exchange contracts	80,872
Foreign currency translations	(8,143)
Deferred tax expense	(1,412,333)
Net change in unrealized appreciation/depreciation, net of deferred taxes	38,801,250
Net realized and unrealized gain	39,036,311

Net Increase in Net Assets from Operations	$90,070,634

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statements of Changes in Net Assets
	For the Year Ended March 31, 2023	For the Period July 1, 2021[1] through March 31, 2022
Net Increase in Net Assets from:
Operations:
Net investment income	$51,034,323	$7,494,659
Net realized gain on investments, forward foreign currency exchange contracts
and foreign currency transactions	235,061	533,950
Net change in unrealized appreciation/depreciation on investments and
forward foreign currency exchange contracts	38,801,250	22,728,201
Net increase in net assets resulting from operations	90,070,634	30,756,810

Distributions to shareholders:
From distributable earnings:
Class I	(53,251,739)	(6,107,220)
From return of capital:
Class I	(23,744,959)	(919,844)
Total	(76,996,698)	(7,027,064)

Capital Transactions:
Proceeds from shares sold:
Class I	1,017,479,576	424,252,490
Proceeds from Reorganization (See Note 11):	—	85,575,086
Reinvestment of distributions:
Class I	28,886,160	3,564,197
Cost of shares repurchased:
Class I	(60,072,958)	(58,575,839)
Net increase in net assets from capital transactions	986,292,778	454,815,934

Net increase in net assets	999,366,714	478,545,680

Net Assets:
Beginning of period	478,645,680	100,000[2]
End of period	$1,478,012,394	$478,645,680

Capital Share Transactions:
Shares sold:
Class I	95,078,907	40,744,673
Shares from Reorganization	—	8,557,509
Shares issued in reinvestment of distributions:
Class I	2,733,128	343,320
Shares redeemed:
Class I	(5,591,063)	(5,697,964)
Net increase in capital shares outstanding	92,220,972	43,947,538

1          For the period July 1, 2021 (commencement of operations) to March 31, 2022. See Note 11 “Reorganization Information” in the Notes to the Financial Statements.

2          The Investment Manager made the initial share purchase of $100,000 on May 7, 2021. The total initial share purchase of $100,000 included 10,000 shares purchased at $10 per share.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2023
Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$90,070,634
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,120,822,686)
Sales of investments	83,630,608
Net accretion on investments	(176,151)
Net realized gain on investments	(79,900)
Net realized gain on paydowns	(178,460)
Net change in unrealized (appreciation)/depreciation	(40,221,726)
Return of capital distributions received	107,199,593
Original issue discount and amendment fees	(64,659)
PIK interest	(822,217)
Net change in deferred tax liability	1,412,333
Change in short-term investments, net	(10,381,922)
(Increase)/Decrease in assets:
Foreign currency	99,456
Advanced contribution	(8,613,600)
Investment securities sold	853,086
Dividends and interest	(12,961,454)
Due from Investment Manager	68,576
Prepaid expenses	(106,900)
Prepaid commitment fees on secured revolving credit facility	(1,517,311)
Increase/(Decrease) in liabilities:
Investment securities purchased	98,849
Unfunded loan commitments	12,069,425
Investment Management fees	189,886
Interest payable on secured revolving credit facility	63,003
Audit fees	28,627
Legal fees	27,703
Fund accounting and administration fees	96,223
Trustees’ fees and expenses	(579)
Custody fees	132,546
Transfer Agency fees and expenses	12,867
Chief Compliance Officer fees	(1,567)
Other accrued expenses	531,759
Net cash used in operating activities	(899,363,958)

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for Fund shares sold	1,016,394,254
Cost of shares repurchased	(60,072,958)
Distributions paid to shareholders, net of reinvestments	(48,110,538)
Proceeds from secured revolving credit facility	105,000,000
Payments on secured revolving credit facility	(104,546,760)
Due to Custodian	(5,976,803)
Net cash provided by financing activities	902,687,195
Net Increase in cash	3,323,237
Cash
Cash, beginning of year	—
Cash, end of year	$3,323,237

Non cash financing activities not included herein consist of $28,886,160 of reinvested dividends.

Cash paid for interest on credit facility during the period was $2,528,730.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Financial Highlights Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2023	For the Period July 1, 2021* through March 31, 2022
Net asset value, beginning of period	$10.89	$10.00
Income from Investment Operations:
Net investment income[1]	0.58	0.33
Net realized and unrealized gain (loss) on investments[2]	0.38	0.88
Total income from investment operations	0.96	1.21

Less Distributions to shareholders:
From net investment income	(0.73)	(0.28)
From return of capital	(0.27)	(0.04)
Total Distributions to shareholders	(1.00)	(0.32)

Net asset value, end of period	$10.85	$10.89

Total return	9.36%	12.30%[3,7]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,478,012	$478,646

Ratio of expenses to average net assets:
Before fees waived and deferred tax expense	1.28%	1.54%[4]
After fees waived	1.07%	0.50%[4]
Deferred tax expense(8)	0.15%	—%
With fees waived, after taxes	1.22%	0.50%
Ratio of net investment income to average net assets:
Before fees waived	5.87%	3.34%[4]
After fees waived	6.08%	4.38%[4]
Ratio of expenses to average net assets (including interest expense)[6]:
Before fees waived	1.93%	1.68%[4]
After fees waived	1.72%	0.64%[4]
Deferred tax expense(8)	0.15%	—%
With fees waived, after taxes	1.87%	0.64%
Ratio of net investment income to average net assets (including interest expense)[6]:
Before fees waived	5.22%	3.20%[4]
After fees waived	5.43%	4.24%[4]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Financial Highlights Class I (Continued)
	For the Year Ended March 31, 2023	For the Period July 1, 2021* through March 31, 2022
Senior Securities
Total Amount Outstanding exclusive of Treasury Securities
Secured Revolving Credit Facility[5]	$15,000,000	$14,546,760
Asset Coverage Per $1,000 of Borrowings
Secured Revolving Credit Facility[5]	99,534	33,904

Portfolio turnover rate	9%	11%[3]

*    Commencement of operations.

1    Based on average daily shares outstanding for the period.

2    Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

3    Not annualized.

4    Annualized.

5    As a result of the Fund having earmarked or segregated securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the Investment Company Act of 1940.

6    These ratios exclude the impact of expenses of the underlying investment companies holdings as represented in the Schedule of Investments.

7    Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

8    Deferred tax expense estimate for the ratio calculation is derived from unrealized gain (losses).

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023

1. Organization

The Cliffwater Enhanced Lending Fund (the “Fund”) is a closed-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and was organized as a Delaware statutory trust on January 22, 2021. The Fund is a “fund of funds” that operates as an interval fund. Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund commenced operations on July 1, 2021. Simultaneous with the commencement of the Fund’s operations, the Cliffwater Enhanced Lending Fund L.P. (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The tax-free reorganization was accomplished at the close of business on June 30, 2021. See Note 11 for additional information on the reorganization.

The Fund’s primary investment objective is to seek high current income and modest capital appreciation.    The Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in lending to businesses, broadly defined as providing capital or assets to businesses or individuals in exchange for regular payments, the level of which is commensurate with the probability of loss for each investment or strategy, or through the provision of capital to businesses or individuals by acquiring assets from those businesses or individuals that produce regular cash flows as an alternative to a traditional loan, such as receivables factoring or a sale leaseback of real estate or equipment. Investments by the Fund may take the form of secured or unsecured bonds and loans with a fixed or floating coupon, a structured capital instrument with preference to common equity holders and a stated contractual interest payment or rate of return, assets with fixed lease payments, or other income producing assets. Investments may be made directly or indirectly through a range of investment vehicles that the Investment Manager believes offer high current income across corporate, real asset and alternative credit opportunities. The Investment Manager will employ a dynamic process that allocates the Fund’s assets between Investment Funds and direct investments. Investment Funds may include secondary strategies that primarily acquire credit funds and to a lesser extent, fund interests or direct investments in equity or other security types.

Consolidation of a Subsidiary

On July 1, 2021, CELF SPV LLC (“CLCE SPV”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund include the accounts of CLCE SPV. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of March 31, 2023, net assets of the CLCE SPV were $1,143,088,200, or approximately 77.34% of the Fund’s total net assets and are included in the net assets of CLCE SPV.

On July 1, 2021, CELF SPV Holdings (PP) LLC (“CLCE HOLD”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund include the accounts of CLCE HOLD. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of March 31, 2023, net assets of the CLCE HOLD were $2,926,481, or approximately 0.20% of the Fund’s total net assets.

On June 24, 2022, CELF SPV HOLDINGS 2 LLC (“CLCE HLD2”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund include the accounts of CLCE HLD2. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of March 31, 2023, net assets of the CLCE HLD2 were $3,912,714, or approximately 0.26% of the Fund’s total net assets.

On March 31, 2023, CELF HOLDINGS (D1) LLC (“CLCE HLD1”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund include the accounts of CLCE HLD1. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of March 31, 2023, net assets of the CLCE HLD1 were $12,044,249, or approximately 0.81% of the Fund’s total net assets.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily net assets value (“NAV”) determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium, accretion of discount and loan origination fees using the effective interest method over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums as interest income when it receives such amounts. Equalization interest on private investment vehicles are interest payments made to existing shareholders of closed-end vehicles when investing in a later close and are expensed as incurred.

Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Consolidated Statement of Operations. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees of the Fund (“Trustees”) and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering.

For the year ended March 31, 2023, $34,455 of offering costs and $96,720 of organizational costs have been expensed subject to the Fund’s Expense Limitation and Reimbursement Agreement.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of March 31, 2023.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

2. Significant Accounting Policies (continued)

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Consolidated Statement of Operations. For the year ended March 31, 2023, the Fund did not have interest or penalties associated with underpayment of income taxes.

CLCE SPV is a disregarded entity for income tax purposes. CLCE HOLD, CLCE HLD2, and CLCE HLD1 are limited liability companies that have elected to be taxed as corporations and are therefore obligated to pay federal and state income tax on their taxable income. Currently, the federal income tax rate for a corporation is 21%. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year, March 31. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. As of March 31, 2023, the Fund had three outstanding forward currency contracts sold short.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

2. Significant Accounting Policies (continued)

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in CLOs and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Statement of Operations. For the year ended March 31, 2023, the Fund received $19,746 in commitment fees. As of March 31, 2023, the Fund had the following unfunded loan commitments as noted in the Consolidated Schedule of Investments with a total principal amount of $16,834,921 reflected as unfunded loan commitments within the Consolidated Statement of Assets and Liabilities.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
ADMA Bilogics, Inc.	Delayed Draw	$714,286	$712,216
Alcami Corporation	Delayed Draw	318,004	307,391
Alcami Corporation	Revolver	508,806	491,825
ASG II, LLC	Delayed Draw	278,609	275,520
AVALARA, Inc.	Revolver	272,727	266,444
Cobham Holdings, Inc.	Revolver	468,750	454,745
Coupa Holdings,LLC	Delayed Draw	385,633	380,063
Coupa Holdings,LLC	Revolver	295,276	287,327
Disco Parent, LLC	Revolver	113,619	110,779
Foundation Risk Partners, Corp.	Delayed Draw	1,272,727	1,251,115
Groundworks, LLC	Delayed Draw	866,184	852,923
Groundworks, LLC	Revolver	277,179	269,153
Helium Acquirer Corporation	Revolver	234,552	227,800
Helium Acquirer Corporation	Delayed Draw	586,380	578,306
Kensington Private Equity Fund	Delayed Draw	3,200,000	3,157,157
Lexington Hotel Owner, LLC	Delayed Draw	981,379	969,112
Oranje Holdco, Inc.	Revolver	592,667	576,797
Orthodontic Partners, LLC	Delayed Draw	3,569,589	3,525,585
Service Compression, LLC	Delayed Draw	281,054	267,999
SureWerx Purchaser III, Inc.	Delayed Draw	468,750	460,199
SureWerx Purchaser III, Inc.	Revolver	256,250	249,008
United Digestive MSO Parent, LLC	Revolver	297,500	288,575
United Digestive MSO Parent, LLC	Delayed Draw	595,000	586,075
Total		$16,834,921	$16,546,114

Valuation of Investments

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 established requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Board of Trustees of the Fund (the “Board”) designated the Investment Manager as its valuation designee (the “Valuation Designee”) to perform fair value determinations and approved new Valuation Procedures for the Fund (the “Valuation Procedures”). Under the Valuation Procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

2. Significant Accounting Policies (continued)

Fixed income securities (including corporate bonds and senior secured loans) with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of sixty days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

CLOs are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value. Certain CLOs may be structured as private investment companies and/or funds in which case the net asset value may be used as a practical expedient to estimate the fair value of such interests. See Private Investment Funds below.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value as reported by such companies, with the exception of exchange-traded open-end registered investment companies which are priced in accordance with the second paragraph within this Valuation of Investments section.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Valuation Designee is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Valuation Designee will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Borrowing, Use of Leverage

On December 20, 2021, the Fund’s wholly owned subsidiary, CELF SPV LLC (“CELF SPV”), entered into a secured revolving credit facility (the “Facility”), pursuant to a Loan and Servicing Agreement with Massachusetts Mutual Life Insurance Company as an initial lender and the administrative agent, C.M. Life Insurance Company as an initial lender and other lenders from time to time as parties thereto (the “Lenders”), the Fund, Alter Domus (US) LLC as the Collateral Custodian and other parties. As of September 27, 2022, the Facility provides for borrowings on a committed basis in an aggregate principal amount up to $200,000,000, and may be increased further from time to time upon mutual agreement by the Lenders and CELF SPV. The Facility is secured by the Fund’s equity interest in CELF SPV and by CELF SPV’s assets. The Facility matures on December 20, 2029. In connection with the Facility, CELF SPV has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Facility contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of CELF SPV or the Fund;(iii) a change of control of CELF SPV; or (iv) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the Lenders may declare the outstanding

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

2. Significant Accounting Policies (continued)

advances and all other obligations under the Facility immediately due and payable. For the year ended March 31, 2023, the average balance outstanding, maximum borrowing amount, interest rate at year end and weighted average interest rate were $30,156,832, $64,546,760, 8.38%, and 6.02%, respectively. The interest expense during the year ended March 31, 2023 was $2,591,733. Commitment fees incurred are prepaid and amortized over the term of the loan. For the year ended March 31, 2023, fees were $184,434.

Certain Fund investments are held by this special purpose vehicle (“SPV”). The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness).The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Investment Funds

The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of mutual funds (including money market funds), BDCs, closed-end funds, exchange-traded funds (“ETFs”) and other pooled investment vehicles (“Investment Funds”). The Fund’s ability to achieve its investment objective depends largely on the performance of the Investment Funds selected. Each Investment Fund has its own investment risks, and those risks can affect the value of the Investment Funds’ securities and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any Investment Fund will be achieved. An Investment Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Investment Fund at a time that is unfavorable to the Fund. In addition, one Investment Fund may buy the same securities that another Investment Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. There is also the risk that the ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. The shares of listed closed-end funds may also frequently trade at a discount to their net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. The Fund may also be unable to liquidate its investment in a private Investment Funds when desired.

The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 became effective on January 19, 2021 and its requirements have been implemented by the Fund with respect to its fund of funds arrangements.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

3. Principal Risks (continued)

Private Investment Funds

The Fund may invest in private Investment Funds that are not registered as investment companies. As a result, the Fund as an investor in these funds would not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the private Investment Funds’ investments as such private Investment Funds’ managers. Investments in private Investment Funds generally will be illiquid and generally may not be transferred without the consent of the fund. The Fund may be unable to liquidate its investment in a private Investment Fund when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in a private Investment Fund, the Fund may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from a private Investment Fund except at certain designated times, thereby limiting the ability of the Fund to withdraw assets from the private Investment Fund due to poor performance or other reasons. The fees paid by private Investment Funds to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a private Investment Fund in addition to the management fees and other expenses paid by the Fund.

Borrowing, Use of Leverage

The Fund may leverage its investments by “borrowing,” use of swap agreements, options or other derivative instruments, use of short sales or issuing preferred stock or preferred debt. The use of leverage increases both risk and profit potential. The Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above. The Fund is subject to the Investment Company Act requirement that an investment company limit its borrowings to no more than 50% of its total assets for preferred stock or preferred debt and 33 1/3% of its total assets for debt securities, including amounts borrowed, measured at the time the investment company incurs the indebtedness. Although leverage may increase profits, it exposes the Fund to credit risk, greater market risks and higher current expenses. The effect of leverage with respect to any investment in a market that moves adversely to such investment could result in a loss to the investment portfolio of the Fund that would be substantially greater than if the investment were not leveraged. Also, access to leverage and financing could be impaired by many factors, including market forces or regulatory changes, and there can be no assurance that the Fund will be able to secure or maintain adequate leverage or financing. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Margin borrowings and transactions involving forwards, swaps, futures, options and other derivative instruments could result in certain additional risks to the Fund. In such transactions, counterparties and lenders will likely require the Fund to post collateral to support its obligations. Should the securities and other assets pledged as collateral decline in value or should brokers increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), the Fund could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged assets to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, the Fund might not be able to liquidate assets quickly enough to pay off the margin debt or provide additional collateral and may suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Economic Downturn or Recession

Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

LIBOR Risk

LIBOR has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Fund invests may have historically paid

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

3. Principal Risks (continued)

interest at floating rates based on LIBOR or may have been subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may have also historically obtained financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests have also paid interest at floating rates based on LIBOR. In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the Intercontinental Exchange Benchmark Administration announced that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (a) immediately after December 31, 2021, in the case of the 1-week and 2-month U.S. dollar LIBOR settings; and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar LIBOR settings.

On July 29, 2021, the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended the forward-looking Secured Overnight Financing Rate (“SOFR”) term rates proposed by CME Group, Inc. as the replacement for U.S. dollar LIBOR, marking the final step in the ARRC’s Paced Transition Plan implemented to encourage the adoption of SOFR. In addition, as of the date of this report, the current nominated replacement for GBP-LIBOR is the Sterling Overnight Interbank Average Rate (“SONIA”). In July 2020, Bloomberg began publishing fall-backs that the International Swaps and Derivatives Association (“ISDA”) intends to implement in lieu of LIBOR with respect to swaps and derivatives. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, including SONIA, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which Benchmark Rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement Benchmark Rate(s) will attain market acceptance.

Any transition away from LIBOR to one or more alternative Benchmark Rates is complex and could have a material adverse effect on the Fund’s business, financial condition and results of operations, including, without limitation, as a result of any changes in the pricing and/or availability of the Fund’s investments, negotiations and/or changes to the documentation for certain of the Fund’s investments, the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation, basis risks between investments and hedges, basis risks within investments (e.g., securitizations), costs of modifications to processes and systems, and/or costs of administrative services and operations, including monitoring of recommended conventions and Benchmark Rates, or any component of or adjustment to the foregoing.

It is not possible to predict whether there will be any further changes in the methods pursuant to which the LIBOR rates are determined and any other reforms to LIBOR that will be enacted in the United States, the U.K. or elsewhere, or the effects thereof. Any such changes or further reforms to LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR rates, which could have a material adverse impact on the value of the Fund’s investments and any payments linked to LIBOR thereunder.

LIBOR is likely to perform differently than in the past until the final phase-outs in 2023 and, ultimately, will cease to exist as a global benchmark going forward. Until an alternative Benchmark Rate(s) becomes generally accepted and regularly implemented in the market, the uncertainty as to the future of LIBOR, its eventual phase-out, the transition to one or more alternate Benchmark Rate(s), and the implementation of such new Benchmark Rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund’s performance and ability to achieve its investment objective. Such factors include, without limitation: (i) the administration and/or management of portfolio of investments, including (a) cost of funding or other operational or administrative costs, (b) costs incurred to transition to and implement a substitute index or Benchmark Rate(s) for purposes of calculating interest, (c) costs of negotiating with counterparties with respect to an acceptable replacement calculation and potential amendments to existing debt instruments or credit facilities currently utilizing LIBOR to determine interest rates, and/or (d) costs of potential disputes and/or litigation regarding interest calculation, loan value, appropriateness or comparability of any new Benchmark Rate(s) or any other dispute over terms relating to or arising from any of the foregoing; (ii) the availability (or lack thereof) of potential investments in the market during the transition period; (iii) the time periods necessary to make investments and deploy capital during the transition period; (iv) the calculation and value of investments and overall cash flows, profitability and performance; (v) the liquidity of investments in the secondary market or otherwise, and the asset-liability management strategies available; (vi) basis risks between investments and hedges and basis risks within investments (e.g., securitizations); or (vii) any mismatch, during a transition period or otherwise, between a Benchmark Rate used for leverage facilities and another used for one or more of the Fund’s investments.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

3. Principal Risks (continued)

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

COVID-19

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. The outbreak of COVID-19 and its variants resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. This outbreak negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

4. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 0.95% on an annualized basis of the Fund’s average net assets.

The Investment Manager contractually agreed to waive its entire management fee for the period from the inception of the Fund until the expiration of the waiver agreement on July 31, 2022. This waiver could have been reduced by the amount of any organizational and related expenses paid by the Investment Manager with respect to the Fund. The Investment Manager waived $1,952,667 and was not permitted to recoup the waived fees under the waiver agreement. Additionally, for the period beginning on July 1, 2021 through July 31, 2022, the Investment Manager voluntarily reimbursed expenses so that Total Annual Expenses did not exceed 0.50% of the average daily net assets of Class I Shares.

Foreside Fund Services, LLC serves as the Fund’s distributor and UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the year ended March 31, 2023, the Fund’s allocated UMBFS fees are reported on the Consolidated Statement of Operations.

An officer of the Fund is an employee of UMBFS. The Fund does not compensate officers affiliated with the Fund’s administrator. For the year ended March 31, 2023, the Fund’s allocated fees incurred for trustees are reported on the Consolidated Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2023, are reported on the Consolidated Statement of Operations.

5. Fair Value of Investments

Fair value — Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly,

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

5. Fair Value of Investments (continued)

the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•  Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•  Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of March 31, 2023:

Assets	Level 1	Level 2	Level 3	Net Asset Value	Total
Investments, at fair value
Senior Secured Loans	$—	$—	$166,082,850	$—	$166,082,850
Private Investment Vehicles	—	—	1,564,528	1,192,092,449	1,193,656,977
Collateralized Loan Obligations	—	2,296,170	11,207,903	—	13,504,073
Preferred Stocks	—	—	29,017,670	—	29,017,670
Common Stocks	823,584	—	968,234	—	1,791,818
Subordinated Debt	—	—	1,988,411	—	1,988,411
Warrants	—	—	922,447	—	922,447
Short-Term Investments	72,945,329	—	—	—	72,945,329
Total Investments, at fair value	$73,768,913	$2,296,170	$211,752,043	$1,192,092,449	$1,479,909,575
Other Financial Instruments[1]
Forward Contracts	$—	$86,963	$—	$—	$86,963
Total Assets	$73,768,913	$2,383,133	$211,752,043	$1,192,092,449	$1,479,996,538

1       Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

5. Fair Value of Investments (continued)

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the year ended March 31, 2023:

	Senior Secured Loans	Private Investment Vehicles	Collateralized Loan Obligations	Preferred Stocks	Common Stocks
Balance as of April 1, 2022	$43,398,776	$1,606,658	$4,346,974	$11,481,956	$1,213,027
Purchases	206,026,193	—	7,200,000	17,962,087	—
Sales/Paydowns	(83,389,410)	—	—	(443,105)	—
Realized gains (losses)	307,091	—	—	1,105	—
Original issue discount and amendment fees	64,659	59,650	—	—	—
Accretion	89,549	—	40,502	—	—
Change in Unrealized appreciation (depreciation)	(414,008)	(101,780)	(607,540)	15,627	(244,793)
Transfers In	—	—	2,524,137	—	—
Transfers Out	—	—	(2,296,170)	—	—
Balance as of March 31, 2023	$166,082,850	$1,564,528	$11,207,903	$29,017,670	$968,234
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2023	$(420,549)	$(101,780)	$(307,540)	$15,624	$(244,793)
	Subordinated Debt	Warrants	Total
Balance as of April 1, 2022	$1,988,384	$191,968	$64,227,743
Purchases	—	—	231,188,280
Sales/Paydowns	—	—	(83,832,515)
Realized gains (losses)	—	—	308,196
Original issue discount and amendment fees	—	—	124,309
Accretion	—	—	130,051
Change in Unrealized appreciation (depreciation)	27	730,479	(621,988)
Transfers In	—	—	2,524,137
Transfers Out	—	—	(2,296,170)
Balance as of March 31, 2023	$1,988,411	$922,447	$211,752,043
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2023	$27	$730,479	$(628,529)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2023.

The weighted average is calculated by weighting relative fair value.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average	Impact on Valuation from an increase in input
Collateralized Loan Obligations	$7,200,000	Market approach	Recent Transaction Price	$96.00	$96.00	Increase
	4,007,903	Income approach	Interest Rate/Discount Margin	10.30% – 20.00%	15.64%	Decrease
			Default Rate	3 CDR	3 CDR	Decrease
			Recovery Rate	65%	65%	Increase

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

5. Fair Value of Investments (continued)

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average	Impact on Valuation from an increase in input
			Term	Maturity, or Reinvestment + 24 months	N/A	Decrease
			Prepayment Assumptions	20 CPR	20 CPR	Increase
			Reinvestment Assumptions	$99.00	$99.00	Decrease
Common Stocks	968,234	Market approach	Run Rate Adj. EBITDA Multiple	8.0x	8.0x	Increase
Preferred Stocks	16,227,721	Income approach	Discount Rate	12.57% – 12.79%	12.78%	Decrease
		Market approach	Run Rate Adj. EBITDA Multiple	8.0x	8.0x	Increase
			LTM Revenue Multiple	3.3x – 5.8x	4.6x	Increase
			LTM EBITDA Multiple	9.4x – 28.0x	16.2x	Increase
	12,789,949	Market approach	Recent Transaction Price	$29.89 – $1,086.21	$647.02	Increase
Private Investment Vehicles	1,564,528	Income approach	Weighted Average Cost of Capital	15.00% – 16.00%	15.32%	Decrease
Senior Secured Loans	50,461,135	Income approach	Discount Rate	6.57% – 19.02%	13.00%	Decrease
			LTM Revenue ($ Millions)	$74 – $8,052	$1,517	Increase
			Debt/EBITDA	0.5x – 8.1x	3.2x	Decrease
			Interest Coverage	-0.1x – 11.2x	2.3x	Increase
	115,621,715	Market approach	Recent Transaction Price	$81.14 — $109.83	$97.88	Increase
Subordinated Debt	1,988,411	Market approach	LTM EBITDA Multiple	9.3x	9.3x	Increase
Warrants	159,752	Market approach	Enterprise value ($ Millions)	$3,393 – $3,983	$3,688	Increase
			Cost of equity	16.80%	16.80%	Decrease
	762,695	Income approach	Volatility	60.00% – 98.68%	70.94%	Increase
			Exercise price	$1.65 – $34,500,000	$3,378,816	Decrease
Total	$211,752,043

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment in Class I Shares by any investor is $10,000,000. The minimum additional investment in the Fund by any shareholder is $5,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements.

Class I Shares are not subject to any initial sales charge. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of redeeming shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than $2,500 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. The results of the repurchase offers conducted for the year ended March 31, 2023 are as follows:
Commencement Date	April 29, 2022	July 28, 2022	October 27, 2022	February 2, 2023
Repurchase Request	May 31, 2022	August 29, 2022	November 28, 2022	March 6, 2023
Repurchase Pricing date	May 31, 2022	August 29, 2022	November 28, 2022	March 6, 2023

Net Asset Value as of Repurchase Offer Date
Class I	$10.77	$10.74	$10.69	$10.77

Amount Repurchased
Class I	$10,366,046	$7,116,459	$16,424,258	$26,166,196

Percentage of Outstanding Shares Repurchased
Class I	1.67%	0.83%	1.50%	1.85%

7. Federal Income Taxes

At March 31, 2023, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$1,415,172,389
Gross unrealized appreciation	85,917,663
Gross unrealized depreciation	(22,592,810)
Net unrealized appreciation on investments	$63,324,853

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

7. Federal Income Taxes (continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable to certain investments in partnerships and holdings in Domestic Blockers. These reclassifications have no effect on net assets or NAV per share. For the year ended March 31, 2023, permanent differences in book and tax accounting reclassified between paid-in capital and total distributable earnings were as follows:

Increases/(Decrease)
Capital	Total Distributable Earnings (Loss)
$823,692	$(823,692)

As of March 31, 2023, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses	(1,153,381)
Unrealized appreciation/(depreciation)
Investments	63,324,853
Foreign Currency	(7,447)
Organizational costs	(60,244)
Total distributable earnings	$62,103,781

The tax character of distributions paid during the fiscal year ended March 31, 2023 and the fiscal period ended March 31, 2022 were as follows:

	2023	2022
Distribution paid from:
Ordinary income	$53,248,597	$6,107,220
Return of Capital	23,744,959	919,844
Net long-term capital gains	3,142	—
Total distributions paid	$76,996,698	$7,027,064

At March 31, 2023, the Fund had an accumulated capital loss carry forward as follows:

Short-term	$16,793
Long-term	—
Total	$16,793

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Domestic Blocker Income Tax

CLCE HOLD, CLCE HLD1, and CLCE HLD2 (the Domestic Blockers) recorded a provision for income tax expense (benefit) for the fiscal year ended March 31, 2023, in the amount of $1,412,333. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

Deferred	1,412,333

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

7. Federal Income Taxes (continued)

As of March 31, 2023, temporary differences between financial and tax reporting that give rise to deferred income taxes totaled $1,483,793, resulting principally from differences in the recognition of income from partnership investments and the treatment of unrealized appreciation/depreciation. The Domestic Blockers have a net deferred tax liability recorded as of March 31, 2023. Should a net deferred tax asset exist in the future, the Domestic Blockers will assess whether a valuation allowance should be booked to reserve against that asset.

The statutory rate and effective federal rate is 21%. The Fund is currently using an estimated tax rate of 3.95% for state and local tax, net of federal tax benefit.

The Fund has $1,136,588 in Qualified late-year losses, which are deferred until the next fiscal year for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

8. Investment Transactions

For the year ended March 31, 2023, purchases and sales of investments, excluding short-term investments, were $1,120,822,686 and $83,630,608, respectively.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10. Derivatives and Hedging Disclosures

U.S. GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in forward foreign exchange currency contracts for the year ended March 31, 2023 in order to hedge overall portfolio currency risk. By entering into these contracts, the Fund agrees to exchange different currencies at a specified exchange rate at an agreed-upon future date. The Fund may be susceptible to the risk of changes in the foreign exchange rate underlying the forward contract and of the counterparty’s potential inability to fulfill the terms of the contract.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments, as of March 31, 2023, by risk category are as follows:

Consolidated Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Asset Derivatives
		Value
Unrealized appreciation on forward foreign currency exchange contracts	Forward Contracts	$86,963
Total		$86,963
Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Contracts	Total
Forward Foreign Currency Exchange Contracts	$112,348	$112,348
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Contracts	Total
Forward Foreign Currency Exchange Contracts	$80,872	$80,872

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

10. Derivatives and Hedging Disclosures (continued)

The quarterly average volumes of derivative instruments as of March 31, 2023 are as follows:

Derivatives not designated as hedging instruments	Short Forward Contracts
Forward Foreign Currency Exchange Contracts	1

11. Reorganization Information

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Cliffwater Enhanced Lending Fund, L.P. (the “Predecessor Fund”), reorganized, in a tax-free reorganization, with and transferred substantially all its assets and liabilities into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same Investment Manager and portfolio managers. The investments acquired by the Fund in the reorganization were evaluated using fair value procedures approved by the Fund’s Board. Below is a breakout of assets, liabilities, and total net assets transferred as of the date of reorganization at the end of business June 30, 2021.

Assets:
Investments at Cost	$84,254,645
Investments at Value	85,595,983
Interest Receivable	190
Total Assets	85,596,173
Liabilities:
Audit Fees	20,000
Custody Fees	1,087
Total Liabilities	21,087
Net Assets	$85,575,086

8,557,509 shares were issued at reorganization with an initial NAV of $10.00.

For accounting and financial reporting purposes, the Fund is the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Predecessor Fund.

12. Private Investment Vehicles

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2023:

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
17Capital Co-Invest (B) SCSp	NAV loan to a European private equity fund	$5,454,505	$5,136,578	$62,500	None	N/A	Liquidation to commence on the earlier of 180 days from realization of investment or 10 years from inception
AG Essential Housing Fund II Holdings (DE), L.P.	Real estate credit	4,500,000	4,988,163	25,500,000	None	N/A	Three years from the end of the commitment period with two one-year extensions
Ares Commercial Finance LP	Asset-based lending	15,404,552	17,838,642	8,985,234	None	N/A	June 30, 2025

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

12. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Ares Priority Loan Co-Invest LP	Priority revolvers to middle market companies	$24,500,000	$24,854,411	$15,500,000	None	N/A	Until the end of the fiscal quarter during which occurs the fifth anniversary of the end of the investment period which may be extended for one year.
Ares Private Credit Solutions (Cayman), L.P.	Structured capital/mezzanine	22,132,916	26,130,671	23,743,786	None	N/A	Until the end of the fiscal quarter during which occurs the seventh anniversary of the closing of the initial portfolio investment of the partnership with up to two one-year extensions
Ares Special Opportunities Fund II (Offshore), L.P.	Direct lending and structured capital/mezzanine	11,098,556	10,244,399	18,901,444	None	N/A	Until the end of the fiscal quarter during which the tenth anniversary of the final closing deadline as defined by the limited partnership agreement with two one-year extensions
Atalaya A4 (Cayman) LP	Rediscount lending	30,304,001	29,376,057	9,695,998	None	N/A	Each investment pool to dissolve at the end of its liquidation period
Atalaya Asset Income Fund Evergreen LP	Rediscount Lending	10,794,653	10,473,961	1,861,443	None	N/A	Fourth anniversary of the end of the investment period with one one-year extension available
Atalaya Digithouse Opportunity Fund LLC	Consumer credit	1,470,438	2,160,940	3,529,562	None	N/A	Until dissolved pursuant to the limited partnership agreement

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

12. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Banner Ridge DSCO Fund II (Offshore), LP	Diversified credit strategies	$—	$365,812	$100,000,000	None	N/A	Until the tenth anniversary of the initial closing date with two one-year extensions
Banner Ridge Secondary Fund IV (Offshore), LP	Secondaries	4,494,868	7,748,225	5,505,132	None	N/A	June 15, 2031 with one-year extensions available
Benefit Street Partners Real Estate Opportunistic Debt Fund L.P.	Real estate credit	43,122,177	49,286,204	31,877,823	None	N/A	Sixth anniversary of the final closing date with two one-year extensions
Burford Advantage Feeder Fund A LP	Litigation finance	6,806,428	6,839,314	13,112,972	None	N/A	Fifth anniversary of the initial closing with two one-year extensions
Callodine Perpetual ABL Fund, LP	Asset based lending	85,807,692	85,686,769	5,578,708	Quarterly[4]	Twelve months after the effective date of capital commitment	Perpetual unless sooner terminated in accordance with the provisions of the limited partnership agreement
Carlyle Credit Opportunities Fund (Parallel) II, SCSp	Structured capital/mezzanine	8,676,335	8,972,372	1,709,766	None	N/A	February 2029 with two consecutive one-year extensions
CCOF Sierra II, L.P.	Preferred equity co-investment	3,900,000	4,182,144	100,000	None	N/A	Ten-year anniversary of the final closing date with two one-year extensions
Chilly HP SCF Investor, LP	Preferred equity co-investment	2,970,297	3,164,355	—	None	N/A	Until the dissolution of the partnership in accordance with the limited partnership agreement
Comvest Special Opportunities Fund, L.P.	Structured capital/mezzanine	8,631,420	9,948,246	11,381,904	None	N/A	Seventh anniversary of the final closing with two one-year extensions

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

12. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Contingency Capital Fund I-A LP	Litigation finance	$24,661,015	$27,360,245	$50,338,985	None	N/A	Until the earlier of the termination of the last remaining master fund or the termination of the Partnership in accordance with the limited partnership agreement
Crestline Specialty Lending III (US), L.P.	Middle market direct lending	12,205,206	12,547,882	7,945,368	None	N/A	December 1, 2028 with one-year extensions available
D.E. Shaw Diopter International Fund, L.P.	Structured credit	39,880,284	35,372,172	10,222,472	None	N/A	Sixth anniversary of the last day of the month of the Final Closing Date with two one-year extensions
Everberg Capital Partners II, L.P.	Structured capital/mezzanine	15,220,595	15,810,924	4,750,306	None	N/A	Seventh anniversary of the final closing with two one-year extensions
Felicitas Diner Offshore, LP	Preferred equity co-investment	2,625,575	2,621,130	414,000	None	N/A	Until the earlier of the dissolution of the master fund or an election by the general partner to terminate the fund
Felicitas Secondary II Offshore, LP	Secondaries	8,655,420	11,841,987	3,593,731	None	N/A	January 10, 2030 with one-year extensions available
Felicitas Tactical Opportunities Fund, LP	Secondaries	39,700,000	47,925,423	20,300,000	None	N/A	Until dissolved and liquidated in accordance with the Limited Partnership Agreement
Franklin BSP Lending Corporation	Middle market direct lending	1,795,011	1,992,901	—	Semi-Annually[1]	N/A	N/A

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

12. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Harvest Partners Structured Capital Fund III (Parallel), L.P.	Structured capital/mezzanine	$8,399,348	$9,230,896	$11,600,652	None	N/A	Ten years from the final closing date with one-year extensions
Hayfin Healthcare Opportunities Fund (US Parallel) LP	Royalties & healthcare credit	7,440,418	8,895,862	67,650,661	None	N/A	Fourth anniversary of the end of the investment period with two one-year extensions
Hercules Private Global Venture Growth Fund I L.P.	Venture lending	111,074,216	112,927,726	39,384,086	None	N/A	July 1, 2027 with one-year extensions available
HPS Mint Co-Invest, L.P.	Preferred equity co-investment	6,283,492	6,417,869	182,595	None	N/A	Until all investments are liquidated and all proceeds are distributed or as determined by the general partner
HPS Specialty Loan Fund V-L, L.P.	Middle market direct lending	18,651,252	18,609,924	11,994,039	None	N/A	Fourth anniversary of the termination of the commitment period with one-year extensions available
King Street Opportunistic Credit Evergreen Fund, L.P.	Direct lending and real estate credit	35,000,000	35,070,000	65,000,000	Semi-Annually[3]	Following the expiration of the period that is two years from the date of the initial closing of the partnership, subject to one year lock-up after the first capital contribution	Until dissolved and liquidated in accordance with the Limited Partnership Agreement
Linden Structured Capital Fund-A LP	Structured capital/mezzanine	18,211,962	22,455,341	2,689,822	None	N/A	October 25, 2029 with one-year extensions available
Marilyn Co-Invest, L.P.	Common equity co-investment	10,033,141	11,813,774	—	None	N/A	Until investments are liquidated and all proceeds are distributed to the partners

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

12. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Minerva Co-Invest, L.P.	Preferred equity co-investment	$2,944,004	$2,932,104	$59,700	None	N/A	Until distribution of investment proceeds
NB Credit Opportunities II Cayman Feeder LP	Structured capital/mezzanine	12,404,442	14,530,514	12,595,558	None	N/A	Until the termination of the master fund and as determined by the general partner
Oak Street Real Estate Capital Fund VI, LP	Real estate triple net leasing	2,601,299	2,584,911	22,398,701	None	N/A	Until the last day of the calendar quarter containing the seventh anniversary of the initial closing date with two one-year extensions
OrbiMed RCO IV Offshore Feeder, LP	Royalties & healthcare credit	5,016,840	4,878,990	45,000,000	None	N/A	Until the date of the final liquidating distribution unless the partnership is sooner wound up and subsequently dissolved in accordance with the limited partnership agreement
Owl Rock First Lien Fund (Offshore), L.P.	Middle market direct lending	3,853,056	4,462,366	625,000	None	N/A	Until the end of the fiscal quarter during which the seventh anniversary of the final closing date occurs with two one-year extensions
Owl Rock Technology Finance Corp.	Middle market direct lending	10,332,953	11,416,462	—	None	N/A	Until earliest of an exchange listing, the fifth anniversary of the final closing, and August 10, 2025

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

12. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Owl Rock Technology Finance Corp. II	Middle market direct lending	$6,096,481	$6,121,100	$3,903,519	None	N/A	Earlier of the five year anniversary of the final closing and the seven year anniversary of the initial closing, with two one-year extensions available
Pathlight Capital Evergreen Fund LP	Asset based lending	21,659,905	19,670,301	30,662,085	None	N/A	Until dissolved and liquidated in accordance with the amended and restate limited partnership agreement
Pathlight Capital Fund II LP	Asset based lending	33,261,099	34,324,165	6,817,094	None	N/A	Until last day of the fiscal quarter after the fifth anniversary of the final closing date with one-year extensions available
Pennybacker Real Estate Credit II, LP	Real estate credit	18,149,241	17,900,483	4,754,589	None	N/A	Until the company is terminated and wound up in accordance with the limited liability company agreement
Pennybacker Real Estate Credit II Pacific, LLC	Real estate credit	2,467,491	2,944,426	—	None	N/A	Until the company is terminated and wound up in accordance with the limited liability company agreement
Raven Asset-Based Credit (Onshore) Fund II LP	Asset based lending	18,009,990	19,451,135	7,108,574	None	N/A	January 2029 with two one-year extensions available
Raven Evergreen Credit Fund II, LP	Asset based lending	72,229,965	78,459,003	27,770,035	None	N/A	Until the dissolution of the partnership in accordance with the limited partnership agreement

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

12. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Redwood Enhanced Income Corp.	Direct lending	$22,784,763	$22,517,288	$13,650,000	None	180 calendar days following the pricing of an initial public offering of the shares and/or the first trade of the shares on a securities exchange	Seven-year anniversary of the initial closing with two one-year extensions
SB DOF Speedway, LLC	Real estate credit co-investment	8,321,915	8,321,915	—	None	N/A	Until the company is terminated in accordance with the limited liability company agreement
Sculptor Real Estate Science Park Fund LP	Real estate credit co-investment	2,260,958	2,267,072	4,782,782	None	N/A	Until the payment in full or disposal of the permitted investment unless sooner dissolved in accordance with the limited partnership agreement
Shamrock Capital Debt Opportunities Fund I, L.P.	Royalty-backed credit	4,363,540	4,334,939	15,358,809	None	N/A	Ten years from the final closing date with one-year extensions
Silver Point Specialty Credit Fund II, L.P.	Middle market direct lending	28,732,597	27,587,840	6,073,436	None	N/A	September 6, 2023 with one-year extensions available
Sixth Street Growth Partners II (B), L.P.	Structured capital/mezzanine	1,384,132	1,295,349	8,615,868	None	N/A	Until December 31 immediately following the four-year anniversary of the commitment period expiration date with two one-year extensions
Sky Fund V Offshore, LP	Aircraft leasing	28,999,269	33,349,787	21,000,730	None	N/A	Until the fourth anniversary of the expiration or termination of the investment period with up to two one-year extensions

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

12. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Stellus Private Credit BDC Feeder LP	Middle market direct lending	$6,843,871	$6,717,802	$18,156,129	None	N/A	Until the partnership is terminated and wound up in accordance to the limited partnership agreement
Summit Partners Credit Offshore Fund II, L.P.	Middle market direct lending	6,932,336	7,956,376	2,063,383	None	N/A	Eight anniversary of the fist draw-down date with two one-year extensions available
Thompson Rivers LLC	Investment vehicle	2,282,127	1,437,490	—	None	Redemptions permitted with the consent of the investment fund’s voting members	Until cancellation of the Certificate of Formation
Thorofare Asset Based Lending Fund V, L.P.	Real estate credit	30,000,000	30,769,229	—	None	N/A	Until the partnership is terminated and wound up in accordance with the limited partnership agreement
Tinicum L.P.	Private equity secondary	8,331,376	13,278,589	7,705,048	None	N/A	Until terminated and dissolved by the general partner in its sole discretion
Tinicum Tax Exempt L.P.	Private equity secondary	3,804,941	5,749,429	2,340,027	None	N/A	Until terminated and dissolved by the general partner in its sole discretion
Vista Capital Solutions Fund-A, L.P.	Growth-stage lending	—	86,389	25,000,000	None	N/A	Sixth anniversary of the final closing date with two one-year extensions
VPC Asset Backed Opportunistic Credit Fund (Levered), L.P.	Rediscount lending	49,018,586	51,247,137	31,183,779	None	N/A	Five years after initial closing date with two one-year extensions

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

12. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
VPC Legal Finance Fund, L.P.	Litigation finance	$55,729,154	$57,245,920	$44,270,847	None	18-month hard lock-up from acceptance of commitment and 12-month soft lock-up following termination of hard lock-up	Until partnership is terminated as provided in the agreement of limited partnership
Waccamaw River LLC	Investment vehicle	11,258,740	9,962,619	1,240,000	None	Redemptions permitted with the prior consent of the Board	Until cancellation of the Certificate of Formation
Total		$1,129,980,844	$1,192,092,449	$916,248,685

1          Up to 10% at each semi-annual tender offer

2          Up to 2.5% at each quarterly tender offer

3          All or any portion of participating account at each semi-annual withdrawl date

4          All or any portion of the capital account as of the last day of each calendar quarter

13. Subsequent Events

In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein.

The Fund commenced a repurchase offer May 1, 2023 as follows:

Commencement Date	May 1, 2023
Repurchase Request	May 31, 2023
Repurchase Pricing date	May 31, 2023
Net Asset Value as of Repurchase Offer Date
Class I	$10.77
Amount Repurchased
Class I	$31,283,779
Percentage of Outstanding Shares Repurchased
Class I	1.85%

Additionally, on May 15, 2023, the Board of Trustees of the Fund approved an amendment to the Facility (the “Amendment”) to increase the maximum facility amount from $200,000,000 to $350,000,000 and approved a related agreement providing for commitment fees equal to 1.00% of the incremental commitment requested pursuant to the terms of the Amendment.

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

Cliffwater Enhanced Lending Fund
Other Information March 31, 2023 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Long-Term Capital Gains Designation

For the year ended March 31, 2023, the Cliffwater Enhanced Lending Fund designates $3,142 as a long-term capital gain distribution.

For the year ended March 31, 2023, 4.03% of the dividends paid from net investment income, including short-term capital gains, are designated as qualified dividend income.

For the year ended March 31, 2023, 4.03% of the dividends paid from net investment income, including short-term capital gains are designated as dividends received deduction available to corporate shareholders.

Approval of Investment Management Agreement

At the regular quarterly meeting of the Board of Trustees of the Fund (the “Board”) held on March 16, 2023 by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved the Investment Management Agreement between Cliffwater LLC (the “Investment Manager”) and the Fund (the “Investment Management Agreement”).

At the Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In advance of the Board meeting, the Independent Trustees requested and received materials from the Investment Manager to assist them in considering the approval of the Investment Management Agreement. The Independent Trustees reviewed reports from an independent third party and management about the below factors. The Board did not identify any particular information as controlling in determining whether or not to approve the Investment Management Agreement, and each Board member may have attributed different weights to the various items considered. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Investment Manager who provide the investment advisory and/or administrative services to the Fund. The Board determined that the Investment Manager’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided was satisfactory.

Cliffwater Enhanced Lending Fund
Other Information March 31, 2023 (Unaudited) (Continued)

Performance

The Board considered the investment performance of the Investment Manager with respect to the Fund. The Board considered the performance of the Fund, noting that the Fund had out-performed the Morningstar LSTA US Leveraged Loan Index and Bloomberg US Aggregate Index for the period from the Fund’s inception on July 1, 2021 through January 31, 2023.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed the advisory fee rates and total expense ratio of the Fund. The Board compared the advisory fee and total expense ratio for the Fund with various comparative data, including a report of other comparable funds.

The Board noted that the Fund’s advisory fee was calculated on net assets and at 0.95% was below the median advisory fee of the peer universe identified in the custom peer report generated by Cliffwater, as well as the peer universe identified in the custom peer report generated by the Investment Manager, as well as the peer universe identified in the independent third-party report distributed to the Board. They further noted that the Investment Manager had (i) contractually waived its entire management fee for a period from the inception of the Fund through July 21, 2022; and (ii) implemented a voluntary expense cap so that total expenses of the Fund, subject to certain exclusions, did not exceed certain limits, through July 31, 2022. The Board concluded that the advisory fees paid by the Fund and total expense ratio were reasonable and satisfactory in light of the services provided.

Economies of Scale

The Board reviewed the structure of the Fund’s investment management fee under the Investment Management Agreement. The Board considered that the Investment Manager continued to monitor the Fund’s current fee level as compared to its peer group and the nature of economies of scale that could be achieved for a private credit fund. The Board concluded that the fees were reasonable and satisfactory in light of the services provided.

Profitability of Investment Manager and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager from its relationship with the Fund. The Board also reviewed the Investment Manager’s financial condition. The Board noted that the financial condition of the Investment Manager appeared stable. The Board determined that the advisory fees and the compensation to the Investment Manager were reasonable and its financial condition was adequate.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products. The Board noted that the Investment Manager did not have affiliations with the Fund’s transfer agent, administrator, custodian or distribution agent and therefore does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuance of the Investment Management Agreement.

Cliffwater Enhanced Lending Fund
Fund Management March 31, 2023 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the membership of the Board. The SAI is available, without charge, by writing to the Fund at c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund at 1 (888) 442-4420.

INDEPENDENT TRUSTEES
Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Paul S. Atkins Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2021	Chief Executive Officer and Founder, Patomak Global Partners, LLC (financial services consulting firm) (2009-Present); Independent Chairman of the Board and Director, BATS Global Markets, Inc. (2012-2015); Member, Congressional Oversight Panel for TARP (2009-2010); Commissioner, U.S. Securities and Exchange Commission (2002-2008); Principal, PricewaterhouseCoopers LLP (1994-2002).	2	None
Dominic Garcia Year of Birth: 1978 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2021

Chief Pension Investment Strategist, CBRE Global Investors (June 2021-Present); Advisory Board of Milken Institute for Public Finance (2021-Present); Chief Investment Officer, New Mexico Public Employees Retirement Association (2017- June 2021); Senior Alpha Manager, State of Wisconsin Investment Board (2008-2017); Research Advisory Board Member, University of North Carolina Keenan Institute of Private Markets and the University of Chicago Harris Center for Municipal Finance (2020 to Present); Trustee, United World College-USA the Santa Fe Preparatory School endowment and the Santa Fe Community Foundation impact investment committee (2020-Present).

				2	None
Paul J. Williams Year of Birth: 1956 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and Board Chairman	Since June 2021	Investment Consultant, Texas Association of Counties (1995-2020); Chief Investment Officer, Texas County & District Retirement System (1999-2018).	2	None

*      The fund complex consists of the Fund and Cliffwater Corporate Lending Fund.

Cliffwater Enhanced Lending Fund
Fund Management March 31, 2023 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stephen L. Nesbitt** Year of Birth: 1953 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and President	President Since Inception; Trustee since June 2021	Chief Executive Officer and Chief Investment Officer, Cliffwater LLC (2004-Present).	2	None
Lance J. Johnson Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operations Officer, Cliffwater LLC (2014-Present); Senior Vice President, Brown Brothers Harriman & Co. (financial services firm) (2013-2014).	N/A	None
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Senior Client Service Manager (2017-2021); Senior Vice President, Product and Pricing Manager (2021-2023); Senior Vice President, Director of Product and Pricing (2023-President), UMB Fund Services, Inc.

				N/A	None
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since April 2021

Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm) (2017-2018); Chief Compliance Officer, Dialectic Capital Management, LP (investment advisory firm) (2008-2018).

				N/A	None

*      The fund complex consists of the Fund and Cliffwater Corporate Lending Fund.

**    Mr. Nesbitt is deemed an interested person of the Fund because he is an officer of the Investment Manager.

Cliffwater Enhanced Lending Fund
Privacy Notice March 31, 2023 (Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number

•  Account balances

•  Account transactions

•  Transaction history

•  Wire transfer instructions

•  Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers‘ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-(888)-442-4420

Cliffwater Enhanced Lending Fund
Privacy Notice March 31, 2023 (Unaudited) (Continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•  Open an account

•  Provide account information

•  Give us your contact information

•  Make a wire transfer

•  Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  Affiliates from using your information to market to you

•  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund doesn’t jointly market.

Investment Manager
Cliffwater LLC
4640 Admiralty Way, 11th Floor
Marina del Rey, CA 90292
Website: www.cliffwaterfunds.com

Custodian Bank
State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210

Fund Administrator, Transfer Agent and Fund Accountant
UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
http://www.foreside.com

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Item 2.       Code of Ethics.

(a)     The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.       Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Paul S. Atkins, Mr. Dominic Garcia, and Mr. Paul J. Williams are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended March 31, 2023. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by principal accountant for its review of the Fund’s registration statement filed with the SEC and the issuance of consents for such filing. The following table presents fees paid by the Fund for professional services rendered by Cohen & Company, Ltd. for the year ended March 31, 2023 and fiscal period ended March 31, 2022.

Fee Category	2023 Fees	2022 Fees
Audit Fee	$100,000	$80,000
Audit-Related Fees	—	—
Tax Fees	10,000	10,000
All Other Fees	—	—
Total Fees	$110,000	$90,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. for the year ended March 31, 2023 and fiscal period ended March 31, 2022, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2023	Fiscal Period Ended 3/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.— not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2023	Fiscal Period Ended 3/31/2022
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.       Audit Committee of Listed Registrants.

Not applicable.

Item 6.       Investments.

See the Annual Report to Shareholders under Item 1 of this Form.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cliffwater LLC
PROXY POLICY AND PROCEDURE

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

For its non-discretionary clients, Cliffwater does not have authority to vote client securities. These clients will receive their proxies, corporate actions, consents and other solicitations directly from their custodian or the relevant issuer or investment fund. These clients may contact their client service professionals with questions about a particular solicitation.

For its discretionary clients, Cliffwater generally takes responsibility for ensuring that proxies solicited by, or with respect to, the issuers of securities held in the client’s investment account, and corporate actions and consents sought by such issuers (including tender offers and rights offerings) are voted. In most cases, the managers of the commingled funds and separate accounts holding the assets vote the proxy solicitations. However, Cliffwater will take such action in limited circumstances which may include private partnership amendments and consents and in the event that an individual security is held by the client outside of a commingled fund or separate account where the manager votes the securities. Cliffwater’s discretionary clients may also retain the right to vote any proxies or take action relating to specified securities held in the client’s investment account, provided the client gives timely written notice to Cliffwater.

Cliffwater will not put its own interests ahead of those of any of its client and will resolve any possible conflicts between its interests and those of the client in favor of the client. When voting proxies, Cliffwater follows procedures designed to identify and address material conflicts of interest that may arise between its interests and those of its clients. Accordingly, prior to voting any proxy, Cliffwater will determine whether a material conflict of interest exists. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence Cliffwater’s decision making in voting the proxy. If Cliffwater determines that there is a material conflict of interest related to the proxy solicitation, Cliffwater will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

Cliffwater will seek to act solely in the best interests of its clients when exercising its voting authority. Cliffwater determines whether and how to vote proxies on a case-by-case basis. In making such determination, Cliffwater: (i) will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the relevant client, (ii) will vote in a manner that it believes is consistent with the relevant client’s stated objectives, (iii) generally will vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless Cliffwater has a particular reason to vote to the contrary, and (iv) may not vote at all to the extent the outcome of the vote or action does not have a material impact on the issuer or value of its securities.

Under Rule 204-2 under the Advisers Act, Cliffwater must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of client requests for voting information; and (v) any documents prepared by Cliffwater that were material to making a decision on how to vote. Under the circumstances where Cliffwater votes a proxy, corporate action or consent solicited by an issuer of securities or an investment fund, Cliffwater will document and maintain its voting record.

Cliffwater’s General Counsel and Chief Compliance Officer must approve the engagement of any proxy advisory firm to assist in connection with voting client securities.

For private investment funds, Cliffwater may accept a seat on an advisory board or similar group for a fund in which one or more Cliffwater clients have invested. Cliffwater believes advisory board service benefits its clients by allowing Cliffwater greater insight into the fund and its strategies and that, in general, the interests of its clients as investors will be aligned with the interests of all investors in the fund. However, if the interests of Cliffwater’s clients were to diverge from the interests of each other, the Cliffwater representative will take appropriate action to resolve the conflict which may include abstaining from a particular vote. Please see section III.B.7. for further information regarding Cliffwater’s actions with respect to advisory boards.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following table provides biographical information about the members of Cliffwater LLC, who are primarily responsible for the day-to-day portfolio management of the Cliffwater Enhanced Lending Fund as of June 9, 2023:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Stephen L. Nesbitt	Chief Executive Officer and Chief Investment Officer	Since Inception	Chief Executive Officer, Chief Investment Officer, Cliffwater LLC (2004-Present)	Portfolio Management
Jeffrey Topor	Managing Director	Since 2022	Managing Director, Cliffwater LLC (since 2013)	Portfolio Management
Eli Sokolov	Managing Director	Since 2022	Managing Director, Cliffwater LLC (since 2007)	Portfolio Management

(a)(2)Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Cliffwater Enhanced Lending Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of March 31, 2023:

Name of Portfolio Management Team Member	Number of Accounts and Total Value (in millions) of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value (in millions) of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Stephen L. Nesbitt	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	1 Account $11,076	0 Accounts N/A	15 Accounts $1,495
Jeffrey Topor	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A
Eli Sokolov	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A

Conflicts of Interest

The Investment Manager and Portfolio Manager may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by the Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund. If the Investment Manager or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts. The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)Compensation Structure of Portfolio Manager

Stephen L. Nesbitt has ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability. Mr. Nesbitt’s compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

(a)(4)Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member[1]:
Stephen L. Nesbitt	None
Jeffrey Topor	None
Eli Sokolov	None

____________

1        As of March 31, 2023

(b)    Not Applicable

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.     Controls and Procedures.

(a)     The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.     Exhibits.

(a)(1)Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2)Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)Change in the registrant’s independent public accountant. Not applicable.

(b)    Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Cliffwater Enhanced Lending Fund
By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)
Date	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)
Date	June 9, 2023
By (Signature and Title)*	/s/ Lance J. Johnson
Lance J. Johnson, Treasurer
(Principal Financial Officer)
Date	June 9, 2023